UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 13, 2024
Date of Report (date of earliest event reported)
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GigaCloud Technology Inc
(Exact name of registrant as specified in its charter)
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Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41454 (Commission File Number)	00-0000000 (I.R.S. Employer Identification Number)
4388 Shirley Ave El Monte, CA 91731
(Address of principal executive offices and zip code)
(626) 912-8886
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A ordinary shares, par value $0.05 per share	GCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 6, 2024, Mr. Frank Hurst Lin provided notice of his resignation from the board of directors (the “Board”) of GigaCloud Technology Inc (the “Company”), effective immediately. Mr. Lin resigned voluntarily, and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, practices or policies. The Board is grateful to Mr. Lin for his service and contributions to the Company.
As a result of Mr. Lin’s resignation, the Board approved the appointment of Mr. Marshall Bernes as an executive director to fill the vacancy on the Board, effective as of November 11, 2024. The Board’s total number of directors remains at five.
Mr. Bernes, 80, has served as the Company’s Head of Baas Program since January 2024. Prior to joining the Company, Mr. Bernes was the founder and former chief executive officer of Noble House Home Furnishings LLC since 1988, with more than 30 years of experience in the home furnishings market. Mr. Bernes attended medical school at the New York Medical College from 1966 to 1970, and he was board certified in 1976. Mr. Bernes received his bachelor of science degree from the University of Pittsburgh in 1966.
There is no family relationship between Mr. Bernes and any of the Company’s existing directors and officers. There are no arrangements or understandings between Mr. Bernes and any other persons pursuant to which Mr. Bernes was appointed the Company’s director. There has been no transaction, nor is there any currently proposed transaction, between Mr. Bernes and the Company that would require disclosure under Item 404(a) of Regulation S-K. Mr. Bernes will not receive compensation for his services as a director.
Item 7.01 Regulation FD Disclosure.
On November 13, 2024, the Company issued a press release announcing the resignation of Mr. Lin as a director of the Company’s Board and the appointment of Mr. Bernes as an executive director of the Company’s Board. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release issued by GigaCloud
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of November 2024.

GigaCloud Technology Inc

By:	/s/ Larry Lei Wu
Name:	Larry Lei Wu
Title:	Chairman of the Board of Directors and Chief Executive Officer